SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): April 22, 1999
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                                 FIND/SVP, INC.
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             (Exact name of Registrant as specified in its charter)


         New York                       0-15152              13-2670985
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(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
of Incorporation)                                            Identification No.)

625 Avenue of the Americas,  New York, NY 10011
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(Address of principal  executive offices) (Zip code)

Registrant's telephone number, including area code:  (212) 645-4500
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                             N/A
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(Former Name or Former Address, if Changed Since Last Report)

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                                     ITEM 4

                  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a) On April 22, 1999, FIND/SVP, Inc. (the "Registrant") dismissed KMPG LLP ("KPMG") as its independent accountants. The decision to change independent accountants was approved by the Registrant's Board of Directors upon the recommendation of the Registrant's Audit Committee.

b) During the two most recent fiscal years and through April 22, 1999, there have been no disagreements with KMPG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

c) KPMG's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

d) The Registrant has provided KPMG with a copy of this disclosure and has requested that KPMG furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of KPMG's letter to the SEC, dated April 28, 1999, is filed as Exhibit 16 to the Form 8-K.)

                                     ITEM 7

       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

16.  Letter re: change in certifying accountant


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              FIND/SVP, INC.

Date:     April 28, 1999     By:              /S/ ANDREW P. GARVIN
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                                              Andrew P. Garvin, President
                                              and Chief Executive Officer
                                              (Principal Executive Officer)


Date:     April 28, 1999     By:              /S/ VICTOR L. CISARIO
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                                              Victor L. Cisario, Vice President
                                              and Chief Financial Officer
                                              (Principal Financial Officer
                                              and Principal Accounting Officer)